                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                      The Brazilian Investment Fund, Inc.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                      THE BRAZILIAN INVESTMENT FUND, INC.
                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The Brazilian Investment Fund, Inc. will be held on Monday, June 26, 1995, at 3:00 P.M. (New York time) in Conference Room 2 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:

          1. To elect Directors until the next meeting of stockholders at which Directors are to be elected and until their successors are elected and have qualified.

          2. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the year ending December 31, 1995.

          3. To consider and act upon any other business that may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on May 16, 1995, are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                          VALERIE Y. LEWIS
                                          Secretary

Dated: May 31, 1995

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                      THE BRAZILIAN INVESTMENT FUND, INC.
                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                           -------------------------

                                PROXY STATEMENT
                           -------------------------

     This statement is furnished by the Board of Directors of The Brazilian Investment Fund, Inc. (the "Fund") in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders to be held on Monday, June 26, 1995, at 3:00 P.M. (New York time), in Conference Room 2, at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, the principal executive office of Morgan Stanley Asset Management Inc. (the "Manager"), the Fund's investment adviser. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted for the election of directors and for the other proposals. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting.

     The close of business on May 16, 1995, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 557,617 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 31, 1995.

     The shares represented by properly executed proxy cards will be voted as specified. It is intended that the shares represented by proxies on which no specification has been made will be voted FOR the election of the nominees for Director named herein and FOR ratification of Price Waterhouse LLP as independent accountants for the year ending December 31, 1995. The Fund intends to treat properly executed proxies that are marked "abstain" as present for purposes of determining whether a quorum has been achieved at the Meeting.

     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of The United States Trust Company of New York, the Fund's Shareholder Servicing Agent.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS SHOULD BE MADE IN WRITING TO THE BRAZILIAN INVESTMENT FUND, INC., C/O MUTUAL FUNDS SERVICE COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726

     Mutual Funds Service Company is an affiliate of the Fund's administrator, United States Trust Company of New York, and provides administrative services to the Fund. United States Trust Company of New York's business address is 770 Broadway, New York, New York 10003. Mutual Funds Service Company's business address is 73 Tremont Street, Boston, Massachusetts 02108. The principal office of Unibanco -- Uniao de Bancos Brasileiros S.A., which furnishes such administrative services and assistance as are required under Brazilian law and regulation, is Avenida Eusebio Matoso, 891, Sao Paulo, S.P., Brazil.

     The Board of Directors of the Fund recommends that the stockholders vote in favor of each of the matters mentioned in items 1 and 2 of the Notice of Annual Meeting.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, ten directors will be elected to hold office until the next meeting of stockholders at which directors are to be elected and until their successors are elected and have qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of Barton M. Biggs, Warren J. Olsen, Peter J. Chase, John W. Croghan, David B. Gill, Graham E. Jones, John A. Levin, William G. Morton, Jr.,
R. Charles Tschampion and Frederick B. Whittemore.

     The Board of Directors has unanimously approved increasing the number of directors from six to ten, effective as of the commencement of the Meeting, and has recommended that stockholders vote for the election of each of the nominees for director.

     On or about the same date as the Meeting, each of the other closed-end, U.S. registered investment companies advised by the Manager also is holding a meeting of stockholders at which, among other things, such stockholders are considering a proposal to elect as directors of such other investment companies (with certain limited exceptions) the same people nominated to be directors of the Fund (except Morgan Stanley India Investment Fund, Inc.). Accordingly, if elected, nine of the nominees for directors of the Fund also will act as directors of The Latin American Discovery Fund, Inc., The Malaysia Fund, Inc., Morgan Stanley Africa Investment Fund, Inc., Morgan Stanley Asia-Pacific Fund, Inc., Morgan Stanley Emerging Markets Fund, Inc., Morgan Stanley Emerging Markets Debt Fund, Inc., Morgan Stanley Global Opportunity Bond Fund, Inc., The Morgan Stanley High Yield Fund, Inc., The Pakistan Investment Fund, Inc., The Thai Fund, Inc., and The Turkish Investment Fund, Inc. (collectively, with the Fund, the "MSAM closed-end funds"). The Board of Directors believes that this arrangement will enhance the ability of the directors to deal expeditiously with administrative matters common to the MSAM closed-end funds, such as evaluating the performance of common service providers, including the Manager and the administrators, transfer agents, custodians and accountants of the MSAM closed-end funds.

     In connection with the proposed new board arrangements, the Board of Directors has determined that it would be appropriate to reduce the level of fees payable by the Fund to its directors. The Fund currently pays each of its directors who is not a director, officer or employee of the Manager an annual fee of $5,000 plus $500 for each meeting of the Board of Directors or a committee thereof attended, plus certain out-of-pocket expenses, with the Chairman of the Board of Directors receiving $6,000 annually plus $750 for each meeting attended. The Fund also pays the Audit Committee Chairman an annual fee of $1,000 plus $250 for each meeting of the Audit Committee attended. The fees paid to the Chairman of the Audit Committee are in addition to the fees the Chairman of the Audit Committee receives for serving as a director. Aggregate fees and expenses paid or payable to the Board of Directors for the fiscal year ended December 31, 1994 were $46,705. Effective immediately following the Meeting, each of the directors of the Fund who is not a director, officer or employee of the Manager will receive from the Fund an annual fee of $3,000 per year, plus out-of-pocket expenses. Each of the members of the Fund's Audit Committee, which will consist of the Fund's directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, will receive an additional annual fee of $500 for serving on such committee.

     After giving effect to the reduction in the level of fees payable by the Fund to its directors, the Fund will pay, on an annual basis, aggregate fees of $24,500 (including fees payable to members of the Audit Committee), assuming each of the seven nominees named herein who is not a director, officer or employee of the Manager is elected at the Meeting. At the fee level in effect prior to the Meeting, the

Fund would pay, on an annual basis, aggregate fees of $57,500 for the same seven nominees, assuming each such nominee attended four Board meetings and two Audit Committee meetings. The level of fees payable by the Fund to its directors will be reviewed by the Board of Directors annually.

     Each of the directors who is not an "affiliated person", within the meaning of the Investment Company Act of 1940 (the "1940 Act"), of the Manager may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such director defers to a later date the receipt of his director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the director.

     Under the Fee Arrangement, deferred director's fees (including the return accrued thereon) will become payable in cash upon such director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such director's resignation occurred. In the event of a director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such director's service as a director. In addition, in the event of the liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another Fund advised by the Manager), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the directors participating in the Fee Arrangement on the effective date thereof.

     Currently, only Mr. Robertshaw and Mr. Whittemore have elected to enter the Fee Arrangement with the Fund.

     So that each of the nominees named herein could be nominated for election, it was necessary for Ms. Hamilton and Messrs. Lyle and Robertshaw not to seek re-election to the Board of Directors. The Fund and the remaining members of the Board of Directors would like to express their sincerest appreciation to such directors for their dedication and service to the Fund.

     The Fund's By-Laws provide that each director holds office until (i) the date of the next meeting of stockholders held to elect directors and until his successor shall be elected and qualified, (ii) his death, (iii) he has resigned,
(iv) December 31, of the year in which he shall have reached seventy-three years of age or (v) he has been removed as provided by statute.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The members of the Audit Committee are Ms. Hamilton and Messrs. Lyle, Robertshaw and Tschampion none of whom is an "interested person" (as defined in the 1940 Act). After the Meeting, the Audit Committee will continue to consist of the directors of the Fund who are not "interested persons." The Audit Committee met twice during the fiscal year ended December 31, 1994. The Audit Committee also met on February 23, 1995, to ratify and approve the Fund's 1994 annual report to stockholders. At the present time, the Board of Directors has no compensation or nominating committees, or other committee performing similar functions.

     There were four meetings of the Fund's Board of Directors held during the fiscal year ended December 31, 1994, and each incumbent director, with the exception of Mr. Whittemore, attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of Committees thereof on which that Director served.

     Each of the nominees has consented to be named in this Proxy Statement and to serve as a director if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

     Certain information regarding each of the nominees for election as a director of the Fund and the executive officers of the Fund is set forth below.

                                                                                               COMMON         SHARE
                                                                                               STOCK       EQUIVALENTS
                                                           BUSINESS EXPERIENCE              BENEFICIALLY      OWNED
                                                          DURING THE PAST FIVE                OWNED AS        UNDER
                                   POSITION WITH          YEARS, INCLUDING ALL               OF MAY 16,    DEFERRED FEE
        NAME AND ADDRESS              THE FUND                DIRECTORSHIPS           AGE      1995**      ARRANGEMENT+   PERCENT
- - -------------------------------- ------------------ --------------------------------- ----  ------------   ------------   --------
Barton M. Biggs*                 Nominee            Chairman and Director of Morgan    62       0            --              0
1221 Avenue of the Americas                          Stanley Asset Management Inc.
New York, NY 10020                                   and Morgan Stanley Asset
                                                     Management Limited; Managing
                                                     Director of Morgan Stanley & Co.
                                                     Incorporated; Director of Morgan
                                                     Stanley Group Inc.; Member of
                                                     International Advisory Council
                                                     of The Thailand Fund; Director
                                                     and officer of various
                                                     investment companies managed by
                                                     Morgan Stanley Asset Management
                                                     Inc.

Peter J. Chase                   Nominee            Chairman of CGL, Inc.; Principal,  62       0            --              0
821-C San Mateo                                      Statements; Director of The
Santa Fe, NM 87505                                   Malaysia Fund, Inc., Morgan
                                                     Stanley Asia-Pacific Fund, Inc.
                                                     and The Thai Fund, Inc.; Member
                                                     of the Investment Advisory
                                                     Council of The Thailand Fund;
                                                     Consultant, NGV Systems, Inc.;
                                                     Previously Chairman of CJS, Inc.
                                                     and Principal of Sidney A.
                                                     Staunton, Inc. and the Yankee
                                                     Group.

John W. Croghan                  Nominee            Chairman of Lincoln Capital        64       0            --              0
200 South Wacker Drive                               Management Company; Director of
Chicago, IL 60606                                    St. Paul Bancorp. Inc., Lindsay
                                                     Manufacturing Co. Morgan Stanley
                                                     Asia-Pacific Fund, Inc. and Mor-
                                                     gan Stanley Emerging Markets
                                                     Fund, Inc.; Previously, Director
                                                     of Blockbuster Entertainment
                                                     Corporation.

                                                                                               COMMON         SHARE
                                                                                               STOCK       EQUIVALENTS
                                                           BUSINESS EXPERIENCE              BENEFICIALLY      OWNED
                                                          DURING THE PAST FIVE                OWNED AS        UNDER
                                   POSITION WITH          YEARS, INCLUDING ALL               OF MAY 16,    DEFERRED FEE
        NAME AND ADDRESS              THE FUND                DIRECTORSHIPS           AGE      1995**      ARRANGEMENT+   PERCENT
- - -------------------------------- ------------------ --------------------------------- ----  ------------   ------------   --------
David B. Gill                    Nominee            International Advisor to Crown     68       0            --              0
3042 Cambridge Place, N.W.                           Agents for Overseas Governments
Washington, D.C. 20007                               and Administrators: Member of
                                                     the Capital Markets Committee of
                                                     the Inter-American Investment
                                                     Corporation; Chairman,
                                                     International Advisory Committee
                                                     Korea Development Investment
                                                     Corporation; Director of the
                                                     Mauritius Fund Limited; Director
                                                     of The Latin American Discovery
                                                     Fund, Inc., Morgan Stanley
                                                     Emerging Markets Fund, Inc. and
                                                     The Thai Fund, Inc.; Director of
                                                     Norinvest Bank; Member of the
                                                     International Advisory Committee
                                                     of Surinvest S.A.; and Member of
                                                     the International Advisory
                                                     Council of The Thailand Fund.
                                                     Formerly Director of Capital
                                                     Markets Department of the
                                                     International Finance
                                                     Corporation and Commonwealth
                                                     Equity Fund and Member of the
                                                     International Advisory Counsel
                                                     of the Investment Management
                                                     Company Chile S.A.; Previously,
                                                     Director of Capital Markets
                                                     Department of the International
                                                     Financial Corporation; Trustee,
                                                     Batterymarch Finance Manage-
                                                     ment; Chairman and Director,
                                                     Equity Fund of Latin America
                                                     S.A., Commonwealth Equity Fund
                                                     Limited; and Director, Global
                                                     Securities, Inc.
Graham E. Jones                  Nominee            Senior Vice President of BGK       62       0            --              0
23 Chestnut Street                                   Properties, Inc.; Trustee of
Boston, Massachusetts 02108                          nine funds managed by Weiss,
                                                     Peck & Greer; Director of The
                                                     Malaysia Fund, Inc., The Thai
                                                     Fund, Inc., The Pakistan
                                                     Investment Fund, Inc. and The
                                                     Turkish Investment Fund, Inc.;
                                                     Trustee of eight funds managed
                                                     by Morgan Grenfell Capital
                                                     Management, and Member of the
                                                     Investment Advisory Council of
                                                     The Thailand Fund; Previously,
                                                     Chief Financial Officer of
                                                     Practice Management Systems,
                                                     Inc.
John A. Levin*                   Nominee            President of John A. Levin & Co.,  56       0            --             ****
One Rockefeller Plaza                                Inc.; Director of Morgan Stanley
New York, NY 10020                                   Emerging Markets Debt Fund,
                                                     Inc., Morgan Stanley India
                                                     Investment Fund, Inc. and The
                                                     Pakistan Investment Fund, Inc.
William G. Morton, Jr.           Nominee            Chairman and Chief Executive       58       0            --              0
1 Boston Place                                       Officer of Boston Stock
Boston, MA 02106                                     Exchange; Director of Tandy
                                                     Corporation; Director of The
                                                     Malaysia Fund, Inc., Morgan
                                                     Stanley Africa Investment Fund,
                                                     Inc., Morgan Stanley Emerging
                                                     Markets Debt Fund, Inc. and
                                                     Morgan Stanley Global
                                                     Opportunity Bond Fund, Inc.
Warren J. Olsen*                 Director,          Principal of Morgan Stanley & Co.  38       2            --             ****
1221 Avenue of the Americas       President and      Incorporated and Morgan Stanley
New York, NY 10020                Nominee**          Asset Management Inc. and
                                                     Director and Officer of various
                                                     investment companies managed by
                                                     Morgan Stanley Asset Management
                                                     Inc. Previously associated with
                                                     Sullivan & Cromwell.
R. Charles Tschampion            Director and       Managing Director, Investment      49       0            --              0
767 Fifth Avenue                  Nominee            Strategy and Asset Allocation
New York, NY 10153                                   and Director, General Motors
                                                     Investment Management Corpora-
                                                     tion.

                                                                                               COMMON         SHARE
                                                                                               STOCK       EQUIVALENTS
                                                           BUSINESS EXPERIENCE              BENEFICIALLY      OWNED
                                                          DURING THE PAST FIVE                OWNED AS        UNDER
                                   POSITION WITH          YEARS, INCLUDING ALL               OF MAY 16,    DEFERRED FEE
        NAME AND ADDRESS              THE FUND                DIRECTORSHIPS           AGE      1995**      ARRANGEMENT+   PERCENT
- - -------------------------------- ------------------ --------------------------------- ----  ------------   ------------   --------
Frederick B. Whittemore*         Director, Chairman Advisory Director of Morgan        64       0               26          ***
1251 Avenue of the Americas       of the Board and   Stanley & Co. Incorporated;
New York, NY 10020                Nominee            Chairman of the United States
                                                     National Committee for Pacific
                                                     Economic Cooperation; and
                                                     Director and Officer of various
                                                     investment companies managed by
                                                     Morgan Stanley Asset Management
                                                     Inc. Previously Managing Direc-
                                                     tor of Morgan Stanley & Co.
                                                     Incorpo-
                                                     rated.
James W. Grisham                 Vice President***  Principal of and of Morgan         53       2            N/A            ****
1221 Avenue of the Americas       (since 1992)       Stanley Asset Management Inc.;
New York, NY 10020                                   and Officer of various
                                                     investment companies managed by
                                                     Morgan Stanley Asset Management
                                                     Inc.
Harold J. Schaaff, Jr.           Vice President***  Principal of Morgan Stanley & Co.  34      240           N/A            ****
1221 Avenue of the Americas       (since 1992)       Incorporated; General Counsel
New York, NY 10020                                   and Secretary of Morgan Stanley
                                                     Asset Management Inc.; and
                                                     Officer of various investment
                                                     companies managed by Morgan
                                                     Stanley Asset Management Inc.
                                                     Previously associated with
                                                     Sullivan & Cromwell.
Joseph P. Stadler                Vice President***  Vice President of Morgan Stanley   40       0            N/A             0
1221 Avenue of the Americas       (since 1994)       Asset Management Inc. and
New York, NY 10020                                   Officer of various investment
                                                     companies managed by Morgan
                                                     Stanley Asset Management Inc.
                                                     Previously associated with Price
                                                     Waterhouse.
Valerie Y. Lewis                 Secretary***       Vice President Morgan Stanley      39       0              N/A           0
1221 Avenue of the Americas       (since 1992)       Asset Management Inc. and
New York, NY 10020                                   Officer of various investment
                                                     companies managed by Morgan
                                                     Stanley Asset Management Inc.
                                                     Previously employed by Citicorp.
Hilary D. Toole                  Assistant          Associated with Morgan Stanley     31       0              N/A           0
1221 Avenue of the Americas       Secretary***       Asset Management Inc. and
New York, NY 10020                (since 1994)       Officer of various investment
                                                     companies managed by Morgan
                                                     Stanley Asset Management Inc.
                                                     Formerly with Womble, Carlyle,
                                                     Sandridge & Rice, and Reboul,
                                                     MacMurray, Hewitt, Maynard &
                                                     Kristol.
James R. Rooney                  Treasurer***       Assistant Vice President and       36       0              N/A           0
73 Tremont Street                 (since 1994)       Manager of Fund Administration,
Boston, MA 02108                                     Mutual Funds Service Company and
                                                     Officer of various investment
                                                     companies managed by Morgan
                                                     Stanley Asset Management Inc.
                                                     Previously Assistant Vice
                                                     President and Manager of Fund
                                                     Compliance and Control, Scudder,
                                                     Stevens & Clark, Inc.; Audit
                                                     Manager, Ernst & Young.
                                                                                                 -----         ----        ------
All Nominees and Executive Officers as a Group............................................        244           26          ****
                                                                                                 =====         ====        ======

- - ---------------

   * "Interested person" within the meaning of the Investment Company Act of 1940. Mr. Biggs is a director and an officer of the Manager. Mr. Whittemore is an Advising Director of Morgan Stanley & Co. Incorporated, an affiliate of the Manager, and he is the owner of a beneficial interest in the Manager. Mr. Olsen is an officer of the Manager. Mr. Levin is an officer of John A. Levin & Co., Inc., a registered broker-dealer.

  ** This information has been furnished by each nominee and executive officer.

 *** Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors.

**** Less than 1%.

   + Indicates share equivalents owned by the nominees who are directors and held in cash accounts by the Fund on their behalf in connection with the Fee Arrangement.

     Each officer of the Fund will hold such office until a successor has been duly elected and qualified.

     The following table sets forth the aggregate compensation paid or payable during the fiscal year ended December 31, 1994, by the Fund to each director, information as to pension and retirement benefits from the Fund and the total compensation paid during the fiscal year ending December 31, 1994, to each director for service on the Board of Directors of the Fund and of other funds which hold themselves out as related to the Fund for investor or customer services or for which the Manager or an affiliated person thereof acts as the investment adviser (collectively, the "Fund Complex").

                                                                                               NUMBER OF
                                                  PENSION OR                       TOTAL       FUNDS IN
                                                  RETIREMENT                    COMPENSATION     FUND
                                   AGGREGATE       BENEFITS       ESTIMATED       FROM THE      COMPLEX
                                  COMPENSATION    ACCRUED AS       ANNUAL         FUND AND     FOR WHICH
                                    FROM THE     PART OF FUND   BENEFITS UPON       FUND       DIRECTOR
        NAME OF DIRECTOR             FUND*         EXPENSES      RETIREMENT       COMPLEX       SERVES
- - --------------------------------  ------------   ------------   -------------   ------------   ---------
Frederick B. Whittemore**.......    $  7,500         None            None         $ 57,400          5
Warren J. Olsen**...............    $      0         None            None         $      0         15***
Beverly Lannquist Hamilton......    $ 10,000         None            None         $ 10,000          1
James P. Lyle...................    $  7,500         None            None         $  8,731          2****
Frederick O. Robertshaw.........    $  8,000         None            None         $ 30,581          4
R. Charles Tschampion...........    $  6,500         None            None         $  6,500          1

- - ---------------

   * None of the directors deferred any compensation during the fiscal year ended December 31, 1994.

  ** "Interested person" within the meaning of the Investment Company Act of 1940.

 *** During 1994, Mr. Olsen resigned as a director from one of the funds in the Fund Complex and thus he currently serves as a director to fourteen funds in the Fund Complex.

**** During 1994, Mr. Lyle terminated his service as a director for the other fund in the Fund Complex for which he served.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Fund believes that its officers and directors complied with all applicable filing requirements for the fiscal year ended December 31, 1994 except that two Form
5 -- Annual Statements of Beneficial Ownership of Securities for each of Messrs. Schaaff, Olsen and Grisham, each relating to one transaction of the Fund's shares, were inadvertently filed late by management of the Fund, which had undertaken to file the forms on their behalf.

     The candidates for directors receiving the greatest number of votes at a meeting at which a quorum is present will be elected. Under the Fund's By-Laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 1.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     A majority of the members of the Board of Directors who are not interested persons of the Fund has selected Price Waterhouse LLP as independent accountants for the Fund for the year ending December 31, 1995. The ratification of the selection of independent accountants is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying Proxy vote for Price Waterhouse LLP. Although it is not expected that a representative of Price Waterhouse LLP will attend the Meeting, a representative will be available by telephone to respond to shareholder questions, if any.

     The Board of Directors' policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviewed and approved all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

     The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The only beneficial owners, known to the Fund, of more than 5% of the outstanding shares of Common Stock of the Fund are the following:

                                                                 COMMON STOCK
                                                                 BENEFICIALLY
                                                                    OWNED
                                                                AS OF MAY 16,
                       NAME AND ADDRESS                              1995              PERCENT
- - --------------------------------------------------------------  --------------         ------
General Motors Employees Global Group Pension Trust*             297,840.656           53.40%
c/o Chase Manhattan Bank, National Association, Trustee
1211 Avenue of the Americas, 33rd Floor
New York, New York 10153

Tiger Management Corporation**                                    37,559.342            6.70%
101 Park Avenue, 47th Floor
New York, New York 10178

International Finance Corporation***                              92,881.986           16.70%
1818 H Street, N.W.
Washington, District of Columbia 20433

KBD Limited Partnership****                                       91,305.000           16.40%
First Interstate Bank of Nevada N.A. Trust Department
3800 Howard Hughes Parkway, Suite 2000
Las Vegas, Nevada 89109

RCD Limited Partnership+                                          91,305.000           16.40%
First Interstate Bank of Nevada N.A. Trust Department
3800 Howard Hughes Parkway, Suite 2000
Las Vegas, Nevada 89109

Tepe & Co.***                                                     30,897.952            5.50%
c/o Morgan Stanley Guaranty Trust Company of New York
P.O. Box 1479
Church Street Station
New York, New York 10008

- - ---------------

   * Fund's knowledge based on records available to the Fund and Schedule 13D. Voting power with respect to such shares is shared with General Motors Investment Management Corporation and dispositive power with respect to such shares is shared with the Pension Investment Committee of General Motors.

  ** Fund's knowledge based on records available to the Fund and Schedule 13D.
     Beneficial ownership of Tiger Management Corporation is due to its position as general partner of Tiger, which is the record owner of 23,532.335 shares, and Puma, which is the record owner of 9,471.806 shares, and as investment manager of The Jaguar Fund N.V., which is the record owner of 4,555.201 shares. Voting and dispositive power is not shared.

 *** Fund's knowledge based solely on records available to it.

**** Fund's knowledge based records available to the Fund and Schedule 13D. KBD
     Corporation, the sole general partner of KBD Limited Partnership, and Robert C. Dart and William A. Dart, each a 50% shareholder of KBD Corporation, share voting and dispositive power with respect to such shares and are beneficial owners due to its or his position.

   + Fund's knowledge based records available to the Fund and Schedule 13D. RCD
     Corporation, the sole general partner of RCD Limited Partnership, and Kenneth B. Dart and William A. Dart, each a 50% shareholder of RCD Corporation, share voting and dispositive power with respect to such shares and are beneficial owners due to its or his position.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                             STOCKHOLDER PROPOSALS

     A stockholder's proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1996 must be received by the Fund on or before February 1, 1996 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                         ADDRESS OF INVESTMENT ADVISER

     The principal office of the Manager is 1221 Avenue of the Americas, New York, New York 10020.

                                          VALERIE Y. LEWIS
                                          Secretary

Dated: May 31, 1995

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

THE BRAZILIAN INVESTMENT FUND, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE DIRECTORS NOMINATED BY THE BOARD AND FOR PROPOSAL 2.

PLEASE MARK, SIGN AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE


                                            When signing as attorney, executor,
                                            administrator, trustee, guardian or
                                            custodian for a minor, please sign
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name by authorized officer
                                            and indicate the signer's office.
                                            If a partnership, please sign in
                                            partnership name.



                                            Date:________________________,1995




                                            ----------------------------------
                                              Signature(s) of Stockholder(s)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned hereby appoints Warren J. Olsen, Harold J. Schaaff, Jr. and Valerie Y. Lewis as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and vote, as designated below, all stock of the above Company held of record by the undersigned on May 16, 1995, at the Annual Meeting of Stockholders to be held on June 26, 1995, and at any adjournment thereof. Said Proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

1. Election of Directors       /  /  FOR all nominees    /  /  WITHHOLD AUTHORITY to vote      /  /  FOR all nominees listed below
                                     listed below              for all nominees listed below.        except those whose names have
                                                                                                     been stricken.
(Instructions: To withhold authority to vote for any or all of the nominees, strike a line through the name of such nominee(s)
below.)

                 Barton M. Biggs, Peter J. Chase, John W. Croghan, David B. Gill, Graham E. Jones, John A. Levin,
                    William G. Morton, Jr., Warren J. Olsen, R. Charles Tschampion and Frederick B. Whittemore


2. Ratification of the selection of Price Waterhouse LLP as independent accountants.

                               /  /  FOR                 /  /  AGAINST                         /  /  ABSTAIN

3. In the discretion of such proxies, upon any and all other business as may properly come before the meeting or any adjournment thereof.

                               /  /  FOR                 /  /  AGAINST                         /  /  ABSTAIN
